UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

PRIMAVERA CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41/F Gloucester Tower, 15 Queen’s Road Central Hong Kong	000000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3767 5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PV	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PV WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	PV.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On December 14, 2022 (the “Closing Date”), Primavera Capital Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“PCAC” or the “Company”), consummated the previously announced business combination pursuant to the business combination agreement, dated as of March 23, 2022 (as amended on October 17, 2022, October 20, 2022, October 28, 2022 and December 2, 2022, the “Business Combination Agreement”), by and among (i) the Company, (ii) Lanvin Group Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“LGHL”), (iii) Lanvin Group Heritage I Limited, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of LGHL (“Merger Sub 1”), (iv) Lanvin Group Heritage II Limited, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of LGHL (“Merger Sub 2”), and (v) Fosun Fashion Group (Cayman) Limited, a Cayman Islands exempted company incorporated with limited liability (“FFG”). Pursuant to the Business Combination Agreement, (i) PCAC merged with and into Merger Sub 1, with Merger Sub 1 surviving and remaining as a wholly-owned subsidiary of LGHL (the “Initial Merger”), (ii) following the Initial Merger, Merger Sub 2 merged with and into FFG, with FFG being the surviving entity and becoming a wholly-owned subsidiary of LGHL (the “Second Merger”), and (iii) subsequently, Merger Sub 1 as the surviving company of the Initial Merger merged with and into FFG as the surviving company of the Second Merger, with FFG surviving such merger (collectively with the Initial Merger, the Second Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

As part of the Business Combination: (i) each of PCAC’s units (each consisting of one Class A ordinary share of PCAC, par value US$0.0001 per share (“PCAC Class A ordinary shares”) and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one PCAC Class A ordinary share at a price of US$11.50 per share, subject to adjustment (“PCAC Warrant”)) outstanding immediately prior to the effective time of the Initial Merger (the “Initial Merger Effective Time”) (to the extent not already separated) was separated into one PCAC Class A ordinary share and one-half of one PCAC Warrant; (ii) immediately following the separation of each PCAC unit, each (x) PCAC Class A ordinary share and (y) Class B ordinary share of PCAC, par value US$0.0001 per share (“PCAC Class B ordinary share”), issued and outstanding immediately prior to the Initial Merger Effective Time was cancelled in exchange for the right to receive one newly issued ordinary share of LGHL, par value US$0.000001 per share (“Ordinary Share”); (iii) each PCAC Warrant outstanding immediately prior to the Initial Merger Effective Time was assumed by LGHL and converted into a warrant to purchase one Ordinary Share (“Warrant”), subject to substantially the same terms and conditions as were applicable to such PCAC Warrant immediately prior to the Initial Merger Effective Time; (iv) each ordinary share, non-voting ordinary share and preferred share in FFG held by the shareholders of FFG issued and outstanding immediately prior to the effective time of the Second Merger (excluding the preferred collateral share of FFG, par value EUR0.0001 per share, held by Meritz Securities co., Ltd, a corporation incorporated under the laws of the Republic of Korea (the “FFG Collateral Share”)) was cancelled in exchange for the right to receive such number of newly issued Ordinary Shares that is equal to the quotient obtained by dividing US$2.6926188 by US$10.00 (subject to rounding); and (v) the FFG Collateral Share was cancelled in exchange for the right to receive one newly issued convertible preference share of LGHL, par value US$0.000001 per share.

As a result of the consummation of the Business Combination on December 14, 2022, PCAC has ceased to exist and the surviving company has become a wholly-owned subsidiary of LGHL. On December 15, 2022, Ordinary Shares and Warrants commenced trading on the New York Stock Exchange (“NYSE”), under the symbols “LANV” and “LANW,” respectively.

The foregoing summary of the material terms of the Business Combination and related agreements are further described in PCAC’s definitive proxy statement/prospectus dated November 4, 2022, filed with the Securities and Exchange Commission (“SEC”). The summary of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the text of (i) the Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to PCAC’s Current Report on Form 8-K filed on March 23, 2022, (ii) the Amendment No. 1 to the Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to PCAC’s Current Report on Form 8-K filed on October 17, 2022, (iii) the Amendment No. 2 to the Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to PCAC’s Current Report on Form 8-K filed on October 21, 2022, (iv) the Amendment No. 3 to the Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to PCAC’s Current Report on Form 8-K filed on November 1, 2022 and (v) the Amendment No. 4 to the Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to PCAC’s Current Report on Form 8-K filed on December 2, 2022, each of which is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the execution of the Investor Rights Agreement, dated March 23, 2022, by and among the Company, LGHL and certain other parties thereto, the Registration Rights Agreement, dated January 21, 2021, by and between the Company and Primavera Capital Acquisition LLC and the Shareholders Agreement, dated May 31, 2021, by and among FFG and certain FFG shareholders, automatically terminated on December 14, 2022 upon completion of the Business Combination.

On December 14, 2022, in connection with the consummation of the Business Combination, PCAC terminated its Investment Management Trust Agreement, dated as of January 21, 2021, by and between Continental Stock Transfer & Trust Company (“CST”) and PCAC, pursuant to which CST invested the proceeds of PCAC’s initial public offering in a trust account and the funds of such account were used to make payments to redeeming shareholders of PCAC and to pay certain of PCAC’s expenses.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, PCAC notified the NYSE that the Business Combination had become effective and requested that the NYSE delist the PCAC units, PCAC Class A ordinary shares and public PCAC Warrants. NYSE halted trading of PCAC’s securities at market close on December 14, 2022 and filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting the PCAC units, PCAC Class A ordinary shares and public PCAC Warrants from the NYSE and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). PCAC intends to file a certification on Form 15 with the SEC to deregister the PCAC securities and suspend PCAC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of PCAC occurred. Following the consummation of the Business Combination, PCAC has ceased to exist, and the surviving company has become a wholly-owned subsidiary of LGHL.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with consummation of the Business Combination, PCAC has ceased to exist from and after the Initial Merger Effective Time, at which time its directors and officers ceased to serve in such capacities.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein to the extent required.

In connection with consummation of the Business Combination, PCAC has ceased to exist and Merger Sub 1 continued as the surviving entity from and after the Initial Merger Effective Time until Merger Sub 1 merged with and into FFG, with FFG surviving such merger.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2022, FFG and PCAC issued a press release announcing LGHL’s debut on the NYSE under ticker “LANV.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 8.01.	Other Events.

In connection with closing of the Business Combination, the Company, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. entered into a letter agreement, dated December 14, 2022, amending certain compensation arrangements under (i) the Underwriting Agreement, dated January 21, 2021, by and among the aforesaid parties and (ii) the placement agent agreement, dated December 16, 2021, by and among the aforesaid parties and Cantor Fitzgerald & Co.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2022

Fosun Fashion Group (Cayman) Limited As successor by merger to Primavera Capital Acquisition Corporation

By:	/s/ Yun Cheng
Yun Cheng
Director